SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

                     LEADVILLE MINING & MILLING CORPORATION
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed

                     LEADVILLE MINING & MILLING CORPORATION
                                 700 CARR STREET
                            LAKEWOOD, COLORADO 80215


                                 PROXY STATEMENT


                  FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 MARCH 30, 1999


The following instructions concerning the enclosed Proxy and the matters to be acted upon at the Annual Meeting of Shareholders of Leadville Mining & Milling Corporation (the "Corporation") of record as of February 16, 1999 to be held at Harry's at Hanover Square Restaurant, 1 Hanover Square, New York, New York 10005 at 6 p.m. (Eastern Standard Time) on Tuesday, March 30, 1999 is submitted to the Shareholders for their information.

    The approximate date of mailing of this solicitation is February 19, 1999

                    SOLICITATION OF AND POWER TO REVOKE PROXY

Solicitation of the enclosed Proxy is being made on behalf of the Corporation's Board of Directors, which has designated the nominees for Directors listed below. Supplementary solicitation may be made by mail, telegraph, telephone or interview by officers and employees of the Corporation, the cost of which will be nominal. The Corporation will bear the entire cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Legal and accounting fees in connection with the preparation of this proxy are normally covered by the Company's arrangements with legal counsel and the auditors for preparation of annual reports and proxies for election of directors and selection of auditors. A Shareholder executing and delivering a Proxy has power to revoke the same and the authority given thereby at any time prior to the exercise of such authority, if he so elects, by notification to the Secretary of the Corporation prior to the Annual Meeting or by Notice to the Inspectors of Election at the Annual Meeting.

                          PROPOSAL OF SECURITY HOLDERS

A Shareholder of record may present a proposal for action at the next Annual Meeting of Shareholders provided that the Corporation receives such proposal at its executive office no later than October 29, 1999. Upon receipt of such proposal, the Corporation shall set forth the proposal in its Proxy Statement for that meeting. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in the Corporation's proxy materials for a meeting of security holders. At the next Annual Meeting, management proxies will have discretionary authority to vote on stockholder proposals that are not submitted for inclusion in the Corporation's proxy statement unless received by the Corporation before January 12, 2000.

                  INFORMATION CONCERNING NOMINEES FOR DIRECTORS

It is proposed at the Meeting to elect five (5) Directors to constitute the Board of Directors, who are to serve until the next Annual Meeting of Shareholders, or until a successor shall be elected.

The information set forth below is submitted with respect to the nominees for the Board of Directors for whom it is intended that the Proxies will be voted.

                                                                   Served as a
Nominee                                                           Director Since
--------------------------------------------------------------------------------

Donald Wilson                 President, Director                     1983
                              Mining Consultant
                              Contractor

Gifford A. Dieterle           Treasurer, Secretary                    1983
                              & Chairman of Board
                              of Directors
                              Geological Consultant

Horst Scherp                  Geologist, Professor                    1995
                              Director, Retired

Robert N. Roningen            Officer & Director                      1992
                              Attorney at Law
                              Geologist

Jack Everett                  Director                                1995
                              Consulting Geologist


All of the above nominees currently are members of the Board of Directors. The Corporation has no reason to believe that any of the nominees will be unable to serve. If any such nominees are unable to serve, it is the intention of the persons named in the enclosed Proxy to vote shares represented by Proxies received by them in favor of such other person as the Board of Directors of the Corporation may, at any time, recommend. The Corporation does not have any standing nominating or compensation committees of the Board of Directors or any committees performing similar function. The Board of Directors held 15 regular and special meetings during the past fiscal year. All of the incumbent Directors voted at each of the meetings of the Board of Directors that were held during the past fiscal year.

Set forth below is a description of the backgrounds of each of the Directors of the Company.

DONALD W. WILSON, President and Director. His highest educational degree is a High School diploma obtained from Leadville High School in Leadville, Colorado in 1949. He additionally attended the Colorado School of Mines in 1969 on a non-matriculating basis, where he took courses in geology, surveying, mapping, and mathematics. He did not graduate and therefore did not obtain a degree. His employment history since 1977 consists of the following: From May 1983 until the present, he has been President of the Company. From January 1981 to May 1983, he was mine and mill manager of the Franklin Mine, a gold mine in Colorado that is owned by Franklin Consolidated Mining Company. From 1979 to 1980, he was employed by M.S.T. Company - Rio Blanco Oil Shale Corporation as a project engineer. From 1977 to 1979, he was employed by United Nuclear-Homestake Partnership, Inc., Grants, and New Mexico as a superintendent of shaft sinking operation.

GIFFORD A. DIETERLE, Executive Vice-President, Treasurer and Chairman of the Board of Directors of the Company. His highest educational degree is a M.S. in Geology obtained from New York University. From 1977 until July 1993, he was Chairman, Treasurer, and Executive Vice-President of Franklin Consolidated Mining Company. From 1965 to 1987, he was lecturer in geology at the City University of N.Y. (Hunter Division). Since 1962, he has been a consulting geologist engaged in the geological evaluation of oil and mineral properties. From 1978 until 1997 he was a registered representative with Datek Securities.

ROBERT RONINGEN, Vice President-Operations and a director, has, for more than the past five years, been engaged in the practice of law as a sole practitioner and is a self-employed consultant geophysicist in Duluth, Minnesota. From 1988 to August 1993, he was an officer and director of Franklin Consolidated Mining Company, Inc. He graduated from the University of Minnesota in 1957 with a B.A. in geology and in 1962 with a degree in Law.

HORST SCHERP, a director, has been an Associate Professor of Geology at Hunter College of the City of New York since 1963. From 1980 to 1987, he was a Director and geologist for Jeger Oil Corporation Mr. Scherp received a Ph.D. in geology from the University of Gottingen, Germany, in 1959.

JACK V. EVERETT, a director, has been a consulting mining geologist for 25 years, with expertise in all phases of exploration for base and precious metals. Following his 1947 graduation from Michigan State University, he was District Geologist for Pickands Mather & Company on the Cuyuna Iron Range, Minnesota. From 1951 to 1970, he was Chief Geologist and Exploration Manager for W.S. Moore Company, Duluth, Minnesota, an iron mining company with gold and base metal sulfide holdings in the U.S. and Canada.

The Board of Directors recommends that you vote FOR all nominees for the Board of Directors.

                            QUORUM AND VOTE REQUIRED

The presence at the Annual Meeting, whether in person or by proxy, of the holders of at least a majority of the outstanding shares of Voting Stock entitled to vote thereat constitutes a quorum for the transaction of business. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, Stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered Stockholders who are present and entitled to vote and they count toward the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Corporation on a proxy form in accordance with industry practice or has otherwise advised the Corporation that it lacks voting authority. As used herein, "broker non-votes," means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

Election of Directors. Directors are elected by a plurality vote and the five nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

Approval of Auditors. To be approved, this matter must receive the affirmative vote of the majority of the shares present or by proxy at the Annual Meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

                                  CAPITAL STOCK

The outstanding Capital Stock on February 16, 1999, the record date, was 16,229,276 new shares and 29,044,671 old shares of Common Stock owned by Stockholders. Stockholders of record as of February 16, 1999 will be entitled to one (1) vote for each share of such stock registered in their respective names at the close of business on the aforesaid record date. Cumulative voting in the election as Directors is not permitted. The present officers, who hold more than ten (10) percent of the outstanding stock, intend to vote for the slate of Directors and the selection of the independent auditors. Their votes may be decisive on these issues.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of February 16, 1999, by (1) all holders of shares of Common Stock known by the Company to own beneficially more than 5% of the outstanding shares of any class of the Voting Stock, (2) the Executive Officers and Directors of the Company and (3) all Directors and Officers of the Company as a group.

                              Name of                                    Amount & Nature
                            Beneficial             of Beneficial           Approximate
 Title of Class                Owner            Ownership 2/16/99(1)     Percentage(2)(3)
 --------------             ----------          --------------------     ----------------
Common Stock              Donald W. Wilson        1,440,019(2)                 7.9%

Common Stock              Gifford A. Dieterle     1,543,157(2)(3)              8.6%

Common Stock              Jack Everett              225,000(2)                 1.3%

Common Stock              Robert Roningen           800,000(2)(4)              4.5%

Common Stock              Horst Scherp               25,000(2)                   *

Common Stock              Richard Shevchenko        894,849(5)                 5.1%

All Officers and
Directors as a
Group (5)                                        4,033,1766(2)(3)(4)          20.7%


----------
*    Less than one percent.

(1) Based upon 16,229,276 new shares and 29,044,671 old shares issued and outstanding as of February 16, 1999

(2) For Messrs. Wilson, Dieterle, Everett, Roningen, and Scherp includes, respectively, 700,000 shares, 553,270 shares, 225,000 shares, 500,000 shares and 20,00 shares issuable upon exercise of options and/or warrants.

(3)  Includes shares owned by Mr. Dieterle's wife.

(4)  Includes shares owned by Mr. Roningen's wife and children.

(5)  Includes shares owned by Mr. Shevchenko's wife and children.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective April 11, 1997, the Company reverse split its outstanding shares of Common Stock on a one-for-ten basis and adjusted the terms of all-outstanding options and warrants accordingly. Unless the context specifically indicates otherwise, all references herein to Shares, options and warrants have been adjusted to take into account the reverse split.

On June 5, 1998, the Company issued the following options to certain officers and directors. Donald Wilson - option to purchase 150,000 shares; Gifford Dieterle - option to purchase 150,000 shares; Robert Roningen option to purchase 150,000 shares; Jack Everett -option to purchase 150,000 shares; Horst Scherp - option to purchase 10,000 shares. All options granted on that date expire on June 5, 2001 and are exercisable at $.22 per share.

On April 2, 1997, the Company issued the following options to certain officers and directors. Donald Wilson - option to purchase 350,000 shares; Gifford Dieterle - option to purchase 350,000 shares; Robert Roningen option to purchase 350,000 shares; Jack Everett -option to purchase 50,000 shares; Horst Scherp - option to purchase 10,000 shares. All options granted on that date expire on April 2, 2001 exercisable at $.35 per share (reduced to $.10 per share).

On January 5, 1996, the Company issued the following options to certain officers and directors. Donald Wilson - option to purchase 200,000 shares; Gifford Dieterle - option to purchase 220,000 shares; Robert Roningen - option to purchase 150,000 shares; Jack Everett - option to purchase 25,000 shares; Horst Scherp - option to purchase 5,000 shares. All options granted and which expired on January 5, 1998 were extended to January 5, 2001 exercisable at $.10 per share.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

To the Company's knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, no officer, director or beneficial holder of more than ten percent of the Company's issued and outstanding shares of Common Stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended July 31, 1998, except that Gifford A. Dieterle, Donald W. Wilson, Robert Roningen, Horst Scherp and Jack V. Everett each failed to file one report concerning one transaction.

                     REMUNERATION OF DIRECTORS AND OFFICERS

The following table shows all the cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chief Executive Officer for such period in all capacities in which he served. No Executive Officer received total annual salary and bonus in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term Compensation
                                                                             ---------------------------------------------
                                          Annual Compensation                      Awards                  Payouts
                              ---------------------------------------        -------------------     ---------------------
      (a)                     (b)           (c)         (d)        (e)        (f)         (g)          (h)           (i)
      ---                     ---           ---         ---        ---        ---         ---          ---           ---
                                                                  Other     Restrict-                             All Other
                                                                  Annual    ed Stock                  LTIP        Compensa
Name and Principal                                               Compen-      Award      Options     Payouts       -tion
   Position                  Year         Salary        ($)      sation($)    ($)         SARs         ($)           (i)
   --------                  ----         ------        ---      ---------    ---         ----       -------      --------
Donald W. Wilson             1998         63,320        -0-        -0-        -0-        150,000        -0-        -0-
Chief Executive              1997         54,586        -0-        -0-        -0-        350,000        -0-        -0-
Officer                      1996         54,023        -0-        -0-        -0-        200,000        -0-        -0-


The following table sets forth information with respect to the Company's Executive Officers concerning the grants of options and Stock Appreciation Rights ("SAR") during the past fiscal year:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                Individual Grants

    (a)                      (b)                    (c)               (d)               (e)
--------------------------------------------------------------------------------------------------
                                              Percent of Total
                                               Options/SARs
                          Options/              Granted to
                            SARs                Employed in     Exercise or Base     Expiration
   Name                    Granted              Fiscal Year        Price ($/SH)         Date
   ----                    -------              -----------        ------------         ----
Donald W. Wilson           150,000                 24.6%             $.22            June 5, 2001
Gifford Dieterle           150,000                 24.6%             $.22            June 5, 2001
Robert Roningen            150,000                 24.6%             $.22            June 5, 2001
Jack Everett               150,000                 24.6%             $.22            June 5, 2001
Horst Scherp                10,000                  1.6%             $.22            June 5, 2001

The following table sets forth information with respect to the Company's Executive Officers concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:


         Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR

   (a)                     (b)               (c)                 (d)                   (e)
-------------------------------------------------------------------------------------------------
                                                                                    Value of
                                                              Number of            Unexercised
                                                             Unexercised          In-the-Money
                                                            Options/SARs           Option/SARs
                          Shares                             at FY-End(#)          at FY-End(#)
                       Acquired on         Value             Exercisable/          Exercisable/
     Name               Exercise (#)      Realized          Unexercisable         Unexercisable
     ----               ------------      --------          -------------         -------------
Donald W. Wilson           -0-               -0-               700,000                  --
Gifford Dieterle           -0-               -0-               553,270                  --
Robert Roningen            -0-               -0-               500,000                  --
Jack Everett               -0-               -0-               225,000                  --
Horst Scherp               -0-               -0-                20,000                10,000


The following table sets forth information with respect to the Executive Officers concerning awards under long term incentive plans during the last fiscal year:

                                                         Estimated Future Payouts under Non-Stock
                                                         Price Based Plans
    (a)                   (b)             (c)                (d)              (e)           (f)
                                                         --------------------------------------------
                                       Performance
                        Number of        or Other
                      Shares, Units    Period Until
                        or Other       Maturation or      threshold Target                    Maximum
   Name                 Rights(#)        Payout           ($ or #)          ($ or #)         ($ or #)
   ----                 ---------        ------           --------          --------         --------
Donald W. Wilson         -0-
Gifford Dieterle         -0-
Robert Roningen          -0-
Jack. Everett            -0-
Horst Scherp             -0-

                           DEFERRED COMPENSATION PLAN

During the past five- (5) years the Corporation has not adopted any deferred compensation, pension bonus or profit sharing plans or other incentive plans for the benefit of any Officer or Director.

                                  PENSION PLAN

The Corporation has no Pension Plan for its managerial and clerical non-union employees.

                           COMPANY'S STOCK OPTION PLAN

The Company has no Qualified Stock Option Plans.

                              SELECTION OF AUDITORS

The Board of Directors has appointed Wolinetz, Gottlieb & Lafazan, P.C., Rockville Centre, New York, to serve as the Company's independent public accountants for the fiscal year ending July 31, 1999, subject to approval of the stockholders. Wolinetz, Gottlieb & Lafazan, P.C. examined the Company's consolidated financial statements for the fiscal year ended July 31, 1998 and is considered well qualified.

A representative from Wolinetz, Gottlieb & Lafazan, P.C. will not be present at the Stockholders' Annual Meeting.

The Board of Directors recommends that you vote FOR the approval of Wolinetz, Gottlieb & Lafazan, P.C. as the Company's independent public accountants.

                                     GENERAL

As of the date of the Proxy Statement, there is no matter, so far as in now known to the management of the Corporation, to be acted on at the Meeting other than as expressly set forth in the Notice of Meeting. It is intended, however, if other matters come up for action at said meeting or an adjournment thereof that the persons named in the enclosed form of Proxy, shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by Proxies received by them, in regard to such other matters, as seems to said persons in the best interest of the Corporation and its Shareholders.

All shares represented by Proxies in the form enclosed herewith will be voted at said meeting and adjournments thereof in accordance with the terms of such proxies and their pertinent statements included in this Proxy Statement relative to the exercise of the powers granted by said Proxies, provided such Proxies appear to be valid and to have been executed by Stockholders of record entitled to vote thereof and have not been previously revoked.

Dated:                              BY ORDER OF THE BOARD OF DIRECTORS,
February 19, 1999

                                      /s/ GIFFORD A DIETERLE


                                    Gifford A. Dieterle
                                    Chairman of the Board,
                                    Secretary and Treasurer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
          TO THE STOCKHOLDERS OF LEADVILLE MINING & MILLING CORPORATION


NOTICE IS HEREBY GIVEN that the annual meeting of Stockholders of Leadville Mining & Milling Corporation will be held at Harry's at Hanover Square Restaurant, 1 Hanover Square, New York, New York 10005 on Tuesday, March 30, 1999 at 6 p.m. for the following purposes:

     1. To elect 5 directors - Donald Wilson, Gifford A. Dieterle, Robert Roningen, Jack Everett and Horst Scherp.

     2. To appoint Wolinetz, Gottlieb & Lafazan, P.C. as Independent Auditors for the coming year.

     3. To transmit any other business as may come before the meeting or any adjournment thereof.

The close of business on February 16, 1999 has been fixed as the date of record for determining stockholders entitled to receive notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof.

All Stockholders are respectfully urged to attend this meeting.

If you do not expect to attend the meeting in person, please sign and date the Proxy, detach and mail promptly to the Company's office.


Dated:  February 19, 1999                   By Order of the Board of Directors

                                            /s/ GIFFORD A. DIETERLE

                                            Secretary

--------------------------------------------------------------------------------

                             Tear along dotted line

                     LEADVILLE MINING & MILLING CORPORATION

                          PROXY SOLICITED BY MANAGEMENT

                         Annual Meeting of Stockholders

The undersigned hereby appoints Robert Roningen the true and lawful attorney of the undersigned, with power of substitution to vote as proxies for the undersigned at the Annual Meeting of Stockholders of Leadville Mining & Milling Corporation, to be held on Tuesday, March 30, 1999 at 6 p.m. at Harry's at Hanover Square Restaurant, 1 Hanover Square, New York, New York 10005 and at any and all adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally presented for the following purposes:

     1. Proposal to elect Donald Wilson, Gifford A. Dieterle, Robert Roningen, Jack Everett, Horst Scherp, as directors until the next Annual Meeting or until their successors have been duly qualified and elected.

________  FOR all nominees listed above    _______WITHHOLD AUTHORITY
(Except as marked to the contrary below)   to vote for all nominees listed above


________________________________________________________________________________
 (Instruction: to withhold authority to vote for any individual nominee writes that nominee's name in the space provided above)


2. Appointment of Wolinetz, Gottlieb & Lafazan P.C., CPA as independent auditors for the coming year.

         FOR ___                   AGAINST ___            ABSTAIN ___


This proxy is solicited on behalf of management and if received prior to the meeting, properly executed, it will be voted. If not otherwise specified, this proxy will be voted "For" 1, 2 and 3.

Receipt is acknowledged of the accompanying Notice of Annual Meeting and Proxy Statement.


Please advise if you are attending   Yes ___    No ___    No. of Shares ______


Return to Company:

                                         _____________________     __________
LEADVILLE MINING & MILLING CORPORATION   Please Print Your Name       Date
76 Beaver Street - Suite 500
New York City,  New York 10005


                                        ________________________________________
                                        Please sign exactly as your name appears hereon including representative capacity joint owners should both sign.